POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints William S. Antle III, Coleman S. Hicks, Pamela F. Lenehan, Paul A. LeBlanc and Mela Lew, and each of them, with full power to act without the other, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead in any and all capacities (until revoked in writing) to execute and file a Registration Statement on Form S-3 of Oak Industries Inc. (the "Company") in connection with the offering by the Company of its subordinated notes convertible into shares of Common Stock of the Company, and to file the same, with all exhibits thereto and other documents in connection therewith, including pre- and post-effective amendments, with the Securities and Exchange Commission or any state securities commission or other governmental entity pertaining to such registration and sale, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as she might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their, his or her substitute, may lawfully do or cause to be done by virtue hereof.

         EXECUTED as of this 5th day of February, 1998.

                                       /s/ Beth L. Bronner
                                       -------------------
                                       Beth L. Bronner



                           POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints William S. Antle III, Coleman S. Hicks, Pamela F. Lenehan, Paul A. LeBlanc and Mela Lew, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities (until revoked in writing) to execute and file a Registration Statement on Form S-3 of Oak Industries Inc. (the "Company") in connection with the offering by the Company of its subordinated notes convertible into shares of Common Stock of the Company, and to file the same, with all exhibits thereto and other documents in connection therewith, including pre- and post-effective amendments, with the Securities and Exchange Commission or any state securities commission or other governmental entity pertaining to such registration and sale, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their, his or her substitute, may lawfully do or cause to be done by virtue hereof.

         EXECUTED as of this 5th day of February, 1998.




                                         /s/ Daniel W. Derbes
                                         --------------------
                                         Daniel W. Derbes



                           POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints William S. Antle III, Coleman S. Hicks, Pamela F. Lenehan, Paul A. LeBlanc and Mela Lew, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities (until revoked in writing) to execute and file a Registration Statement on Form S-3 of Oak Industries Inc. (the "Company") in connection with the offering by the Company of its subordinated notes convertible into shares of Common Stock of the Company, and to file the same, with all exhibits thereto and other documents in connection therewith, including pre- and post-effective amendments, with the Securities and Exchange Commission or any state securities commission or other governmental entity pertaining to such registration and sale, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their, his or her substitute, may lawfully do or cause to be done by virtue hereof.

         EXECUTED as of this 5th day of February, 1998.


                                        /s/ Roderick M. Hills
                                        ---------------------
                                        Roderick M. Hills



                           POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints William S. Antle III, Coleman S. Hicks, Pamela F. Lenehan, Paul A. LeBlanc and Mela Lew, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities (until revoked in writing) to execute and file a Registration Statement on Form S-3 of Oak Industries Inc. (the "Company") in connection with the offering by the Company of its subordinated notes convertible into shares of Common Stock of the Company, and to file the same, with all exhibits thereto and other documents in connection therewith, including pre- and post-effective amendments, with the Securities and Exchange Commission or any state securities commission or other governmental entity pertaining to such registration and sale, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their, his or her substitute, may lawfully do or cause to be done by virtue hereof.


EXECUTED as of this 5th day of February, 1998.


                                       /s/ George W. Leisz
                                       -------------------
                                       George W. Leisz





                         POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints William S. Antle III, Coleman S. Hicks, Pamela F. Lenehan, Paul A. LeBlanc and Mela Lew, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities (until revoked in writing) to execute and file a Registration Statement on Form S-3 of Oak Industries Inc. (the "Company") in connection with the offering by the Company of its subordinated notes convertible into shares of Common Stock of the Company, and to file the same, with all exhibits thereto and other documents in connection therewith, including pre- and post-effective amendments, with the Securities and Exchange Commission or any state securities commission or other governmental entity pertaining to such registration and sale, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their, his or her substitute, may lawfully do or cause to be done by virtue hereof.

         EXECUTED as of this 5th day of February, 1998.



                                    /s/ Gilbert E. Matthews
                                    -----------------------
                                    Gilbert E. Matthews







                            POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints William S. Antle III, Coleman S. Hicks, Pamela F. Lenehan, Paul A. LeBlanc and Mela Lew, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities (until revoked in writing) to execute and file a Registration Statement on Form S-3 of Oak Industries Inc. (the "Company") in connection with the offering by the Company of its subordinated notes convertible into shares of Common Stock of the Company, and to file the same, with all exhibits thereto and other documents in connection therewith, including pre- and post-effective amendments, with the Securities and Exchange Commission or any state securities commission or other governmental entity pertaining to such registration and sale, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their, his or her substitute, may lawfully do or cause to be done by virtue hereof.

         EXECUTED as of this 5th day of February, 1998.



                                     /s/ Christopher H.B. Mills
                                     --------------------------
                                     Christopher H.B. Mills





                              POWER OF ATTORNEY

   The undersigned hereby constitutes and appoints William S. Antle III, Coleman S. Hicks, Pamela F. Lenehan, Paul A. LeBlanc and Mela Lew, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities (until revoked in writing) to execute and file a Registration Statement on Form S-3 of Oak Industries Inc. (the "Company") in connection with the offering by the Company of its subordinated notes convertible into shares of Common Stock of the Company, and to file the same, with all exhibits thereto and other documents in connection therewith, including pre- and post-effective amendments, with the Securities and Exchange Commission or any state securities commission or other governmental entity pertaining to such registration and sale, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their, his or her substitute, may lawfully do or cause to be done by virtue hereof.

         EXECUTED as of this 6th day of February, 1998.



                                        /s/ Elliot L. Richardson
                                        ------------------------
                                        Elliot L. Richardson